Lord Abbett Global Fund, Inc.
     Equity Series

Supplement dated December 14, 1999 to Prospectus dated May 1, 1999 (As Revised August 1, 1999)

The information in the second paragraph under the heading "Management - Equity Fund" is hereby revised as follows:

     The Fund's U.S. and non-U.S. investments are managed by separate teams of portfolio managers and analysts. Both teams are headed by Robert G. Morris, Partner of Lord Abbett, who is primarily responsible for the day-to-day management of the Fund's portfolio.